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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2001


                          LIGHTNING ROD SOFTWARE, INC.

             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)


            0-18809                                  41-1614808

     (Commission File Number)             (IRS Employer Identification No.)


                              5900 GREEN OAK DRIVE

                           MINNETONKA, MINNESOTA 55343

              (Address of Principal Executive Offices and Zip Code)


                                 (952) 837-4000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.        Other Events.

On March 6, 2001, the Registrant issued a press release announcing a strategic alliance with Dialogic Corporation ("Dialogic", an Intel company) whereby Dialogic will license the Registrant's technology and the Registrant will provide Dialogic with ongoing development and consulting services.

Under the non exclusive Software License Agreement, the Registrant will receive a license fee equal to 50% of the license fee received by Dialogic from sublicensees or other customers, subject to certain minimum and maximum levels. Dialogic has agreed to prepay $500,000 of these future license fees. Dialogic and Registrant have agreed to enter into an additional agreement within thirty (30) days by which Dialogic would have an option exercisable until August 1, 2001 to convert the license into a fully paid up license by paying a one-time license fee for the Registrant's technology (exclusive of the PowerAgent contact center desktop application) of an additional two million dollars ($2,000,000).

The Registrant has also agreed to provide consulting and development services to Dialogic as part of the sales, marketing, development and implementation of the universal queuing technology. Currently, the Registrant will deliver certain development services for a monthly fee of $100,000 retroactive to January 28, 2001. These development services may be cancelled by Dialogic thirty (30) days after receipt of notice by the Registrant. Professional services associated with consulting or implementation initiatives will be charged separately.

The full text of the press release is set forth in Exhibit 99, which is attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.        Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LIGHTNING ROD SOFTWARE, INC.


                                         By__________________________________

 Date March 6, 2001                                Jeffrey D. Skie,
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

                          Lightning Rod Software, Inc.
                             Form 8-K Current Report
                               Dated March 6, 2001


Exhibit Number    Description
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99                Press Release dated March 6, 2001 announcing new Dialogic
                  Corporation relationship.